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                                                                   Exhibit 10.25

Memorandum


To:      Shawn Baldwin, Chief Operating Officer - Wall Street Strategies, Inc.
From:    Ari Kaufman, Jamieson Brown - Zacks Investment Research
Date:    10/19/99
Re:      Letter of Intent
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Letter of Understanding (for discussion purposes only)

This letter confirms Zacks.com's and Wall Street Strategies, Inc.'s respective intent to enter into the strategic partnership described below. This letter does not constitute a formal agreement and each party is still free to walk away from this proposal.

Zacks.com Agrees to:

     Partnership

     Zacks.com agrees to accept Wall Street Strategies into the Zacks.com Joint Marketing Program. The Joint Marketing program is a co-branded finance center, including a Company Snapshot, Annual Balance Sheet, Annual Income Statement and Daily EPS Surprises.

     Zacks.com agrees to create co-branded pages for the finance center, described above.

     Zacks.com agrees to provide Wall Street Strategies with a ticker-driven remote to link to the co-branded Zacks.com and Wall Street Strategies research center.

Wall Street Strategies Agrees to:

     Terms Commitment

     Wall Street Strategies will agree to a one (1) year term with an automatic renewal, a year at a time, following this term.

     Wall Street Strategies will agree to prominently promote and display the ticker-driven remote, described above, linking to the Zacks.com Joint Marketing Free Research Center, described above.

     Wall Street Strategies agrees to provide Zacks.com with company artwork for co-branding.

     These pages will be co-branded and titled, "Wall Street Strategies in partnership with Zacks.com."


By: /s/ Jamieson P. Brown                    By: /s/ Shawn D. Baldwin
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Name: Jamieson P. Brown                      Name: Shawn D. Baldwin
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Title: Director, Affiliate Marketing         Title: Chief Operating Officer
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Date: 10/19/99                               Date: 10/19/99
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